Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navitas Credit Corp. (the “Company”)

J.P. Morgan Securities LLC

(together, the “Specified Parties”)

Re: Navitas Equipment Receivables LLC 2016-1, Receivable-Backed Notes, Series 2016-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of equipment finance receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means the Company’s interest in lease and equipment finance agreements.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity

Navitas Equipment Receivables LLC 2016-1, Receivable-Backed Notes, Series 2016-1

August 29, 2016

•	The term “Data File” means an electronic data file provided by the Company on August 3, 2016 containing certain information related to 4,978 Receivables as of July 31, 2016.

•	The term “Source Documents” means some or all of the following electronic documents provided to us by the Company: copy of the lease and equipment finance agreement (the “Finance Agreement”), screenshots from the LeaseWorks system (the “LeaseWorks Screenshots”), corporate only credit scoring table (the “Corporate Only Scoring Grid”), credit scoring table for small businesses with personal guarantees (the “PG Scoring Matrix”), Navitas Credit Policies and Procedures as of February 2016 (the “Credit Policy”), the credit report for the guarantor (the “Experian Credit Profile Report”), and the Repurchase Acknowledgement for Loss Pool or Stand Alone Transaction (the “Repurchase Acknowledgement”). We make no representation regarding the accuracy of these electronic source documents.

The Company is responsible for the information set forth in the Data File.

The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Selected Receivables” as listed in Exhibit A attached hereto).

For each of the Selected Receivables, we compared or recomputed the attributes listed below to the corresponding information appearing on or derived from the applicable Source Documents. The Specified Parties indicated that the absence of any of the noted Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified constituted an exception. The Source Documents are listed in the order of priority until such attribute was compared.

Attribute	Source Document(s)
Obligor Name	Finance Agreement
Obligor State	Finance Agreement, LeaseWorks Screenshots and instructions provided by the Company described below
Scheduled Payment Amount	Finance Agreement and instructions provided by the Company described below
Original Term to Maturity	Finance Agreement
Security Deposit	Finance Agreement, LeaseWorks Screenshots and instructions provided by the Company described below
Payment Frequency	Finance Agreement
Acceptance/Start Date (Month and Year)	Finance Agreement
Booked Residual Value	LeaseWorks Screenshots and instructions provided by the Company described below

Navitas Equipment Receivables LLC 2016-1, Receivable-Backed Notes, Series 2016-1

August 29, 2016

Attribute	Source Document(s)
Internal Credit Rating	Corporate Only Scoring Grid, PG Scoring Matrix, Credit Policy, Repurchase Acknowledgement, and instructions provided by the Company described below
FICO Score for the Guarantor	Experian Credit Profile Report and instructions provided by the Company described below

For purposes of comparing Obligor State, in the event the Obligor State on the Finance Agreement did not agree to the Obligor State in the Data File, we were instructed by the Company to compare the Obligor State on the Data File to information on the LeaseWorks Screenshots.

For purposes of comparing Scheduled Payment Amount, we were instructed by the Company to consider the Scheduled Payment Amount to be in agreement if the amount in the Finance Agreement was within 14% of the amount contained in the Data File for Finance Agreements that contained the words “plus tax” within the Monthly Payment section. As explained by the Company, a tax flag indicated that the Selected Receivable contained an upfront sales tax, which was added to the equipment cost and the Scheduled Payment Amount. In the event the Finance Agreement indicated a variable payment schedule for the Selected Receivable, we were instructed by the Company to compare the Scheduled Payment Amount on the Data File to the current payment amount on the Finance Agreement.

For purposes of comparing Security Deposit, we were instructed by the Company to compare the Security Deposit on the Finance Agreement or LeaseWorks Screenshots to the Security Deposit on the Data File. In the event the Security Deposit amount was not stated on the Finance Agreement or LeaseWorks Screenshots, we were instructed by the Company to recompute the Security Deposit by subtracting the Initial Amount Due stated on the Finance Agreement by the First Month Payment stated on the Finance Agreement. We compared the recomputed Security Deposit to the Security Deposit on the Data File.

For purposes of comparing Booked Residual Value, we were instructed by the Company to compare the residual amount on the LeaseWorks Screenshots to Booked Residual Value on the Data File. The Company further instructed us that the Selected Receivable should be considered a loan and thus deemed to have a Booked Residual Value of zero if the “RESIDUAL_TYPETO” field on the Data File for the Selected Receivable contained a value of “LL.”

For purposes of comparing Internal Credit Rating, we were instructed by the Company to compare the point count on the PG Scoring Matrix or the Corporate Only Scoring Grid to the Internal Credit Rating definitions contained in the Credit Policy. We were further instructed by the Company to identify if a Selected Receivable was purchased through a recourse program as evidenced by the presence of a Repurchase Acknowledgement and to deem the Internal Credit Rating for such Selected Receivable to be “A-Enhanced.”

For purposes of comparing FICO Score for the Guarantor, we were instructed by the Company to compare the highest value among the guarantors’ FICO scores displayed on the Experian Credit Profile Report to the FICO Score in the Data File.

The information regarding the Selected Receivables was found to be in agreement, except as noted in Exhibit B attached hereto. There were no conclusions that resulted from our procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

Navitas Equipment Receivables LLC 2016-1, Receivable-Backed Notes, Series 2016-1

August 29, 2016

The procedures performed were applied based on information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File, the Source Documents, or data, documents, and instructions furnished to us by the Company, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Navitas Credit Corp. and J.P. Morgan Securities LLC and is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s that are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

August 29, 2016

Exhibit A

The Selected Receivables

Selected Receivable Number	Finance Agreement ID	Selected Receivable Number	Finance Agreement ID	Selected Receivable Number	Finance Agreement ID

1	40044639	51	40195894	101	40225743

2	40050503	52	40195901	102	40226277

3	40114657	53	40195927	103	40226980

4	40151287	54	40196492	104	40227371

5	40154865	55	40196639	105	40227461

6	40158318	56	40196848	106	40229377

7	40159627	57	40197360	107	40229462

8	40159706	58	40197414	108	40229528

9	40160889	59	40198009	109	40230031

10	40161247	60	40198989	110	40231912

11	40165816	61	40199062	111	40232485

12	40167632	62	40199339	112	40232721

13	40167781	63	40199612	113	40235869

14	40170369	64	40200211	114	40236593

15	40170879	65	40201842	115	40236874

16	40172627	66	40203051	116	40238259

17	40174418	67	40203779	117	40238589

18	40175056	68	40205482	118	40238765

19	40175291	69	40205569	119	40239477

20	40175638	70	40206024	120	40239573

21	40176028	71	40206067	121	40240341

22	40177691	72	40206214	122	40240897

23	40178306	73	40206532	123	40241975

24	40178852	74	40207921	124	40246969

A-1

Selected Receivable Number	Finance Agreement ID	Selected Receivable Number	Finance Agreement ID	Selected Receivable Number	Finance Agreement ID

25	40180247	75	40207998	125	40247003

26	40180254	76	40209747	126	40248079

27	40180359	77	40209818	127	40248886

28	40180743	78	40210138	128	40249777

29	40180980	79	40210720	129	40250376

30	40183047	80	40211469	130	40251410

31	40183650	81	40211985	131	40253444

32	40183820	82	40214657	132	40254620

33	40186302	83	40214665	133	40255290

34	40186814	84	40215121	134	40255626

35	40187012	85	40215181	135	40255742

36	40188268	86	40215526	136	40256074

37	40188302	87	40215934	137	40256386

38	40188803	88	40215970	138	40256914

39	40189094	89	40218623	139	40257665

40	40189150	90	40218847	140	40258028

41	40189677	91	40219171	141	40260337

42	40190092	92	40219557	142	40260495

43	40190580	93	40220867	143	40260823

44	40191203	94	40221665	144	40263019

45	40191225	95	40222077	145	40263414

46	40191574	96	40222593	146	40264333

47	40192544	97	40223135	147	40264408

48	40193938	98	40223723	148	40267321

49	40193996	99	40224307	149	40268653

50	40194863	100	40224603	150	40270453

A-2

Exhibit B

Exceptions

Selected Receivable Number	Finance Agreement ID	Attribute	Per Data File	Per Source Document(s)

146	40264333	FICO Score for the Guarantor	0	716

B-1